September 21, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.